FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

February 2, 2005

Enercorp, Inc.

 (Exact Name of Registrant as specified in its charter)

COLORADO                               0-9083                                  84-0768802

(State or other jurisdiction                  (Commission file number)               (I.R.S. Employer

of incorporation, or organization))                                                  or Identification Number)

32751 Middlebelt Rd. Ste. B

Farmington Hills, MI 48334

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (248) 851-5651

N/A

Former name or former address, if changed from last report

Item: 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

ENCP

Enercorp,  Inc.

Since 1978

32751 Middlebelt Rd. Suite B, Farmington Hills, MI 48334-1726

248.851.5651.tel    248.851.9080.fax

NEWS  FOR  IMMEDIATE  RELEASE

CONTACT: BILL MCMASTER, CHIEF COMPLIANCE OFFICER  (248) 851-5651

Enercorp Management Wins Proxy Fight

FARMINGTON HILLS, MI.,  FEBRUARY 1, 2005 - - “Shareholders of Enercorp, Inc. (OTC-Other.ENCP) today endured a six-hour, sometimes contentious, 2004 Annual Meeting of Shareholders at its corporate headquarters in Farmington Hills, Michigan before Management prevailed over a Dissident Stockholder from Florida,” reported James C. Sargent, Chairman of the Board of Directors.

Elected to the Board of Directors were James C. Sargent, an attorney and former U. S. Securities and Exchange (SEC) Commissioner and former Regional Administrator of the New York Regional Office of the SEC; Dr. Jeffrey E. Rautio of Livonia MI; and Salvatore M. Parlatore, MBA, Brand Manager, Whirlpool Corp. and a resident of Stevensville MI.

Shareholders also ratified appointment of Enercorp’s independent auditors, and disapproved amending the Company’s Articles of Incorporation to require 50 percent shareholder approval for certain actions.  Shareholders denied Management’s request to withdraw from encumbering regulations as a Business Development Company (BDC).

Dissident Shareholder George Burmann, a German citizen residing in Florida, stormed out halfway through the Annual Meeting with his Colorado attorney and another shareholder.  They declined to wait until the final proxy tabulations were calculated by ADP (Automatic Data Processing, Inc.) but not certified in time to determine if a quorum was present in order to conduct the Annual Meeting.  Ironically, after Burmann left, ADP did report a change in tabulations from 3:00pm yesterday, but added a few shares in favor of Burmann.

- 1 – (more)

Despite earlier discussion over legality of several groups of proxies, Management would have won by any method used by the independent Inspector of Elections to count the final tally.

Burmann and Senol Halfar from Germany, named Defendants in a lawsuit filed yesterday by Enercorp, Inc. in Eastern District of Michigan, Southern Division, United States District Court in Detroit (Case Number 2:05CV70341) accepted service from the process server upon their arrival at the Annual Meeting.

 “The Complaint alleges Fraud, Conspiracy, Breach of Contract, Defamation and Breach of Settlement Agreement and Mutual Release, and Violations of Securities Law,” according to Bill McMaster, Enercorp’s Chief Compliance Officer.

Defendant George Burmann is a stockbroker and Managing Director of the Florida branch of Defendant GunnAllen Financial, Inc., located at 7600 Southland Boulevard, Suite 101, Orlando, FL 32890.  Burmann also serves as Resident Agent of George Burmann International, Inc., located in the home of Defendants George and Dana Burmann at 5307 Forest Breeze Court, St. Cloud, Florida 34771.  Defendant Burmanns waged their proxy fight for control of Enercorp from their home.

Founded in 1978, Enercorp, Inc. is a Business Development Company

 under the Investment Company Act of 1940, as amended.

#  #  #

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 2, 2005

ENERCORP, INC

By: /s/James C. Sargent

James C. Sargent

Chairman